Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HeartBeam, Inc. (the “Registrant”) on Form 10-Q for the period ending March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Cruickshank, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 13, 2026	By: /s/ Timothy Cruickshank
Timothy Cruickshank
Chief Financial Officer
(Principal Financial and Accounting Officer)